EXHIBIT 99.1


                      [letterhead of Deloitte & Touche LLP]



June 7, 2004



Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

         We have read Item 4 of Environmental Power Corporation's Form 8-K dated June 1, 2004, and have the following comments:

1. We agree with the first sentence of the second paragraph, all of the third paragraph, and all of the fourth paragraph.

2. We have no basis on which to agree or disagree with the statements made in the first paragraph and the second sentence of the second paragraph.



Yours truly,



/s/ DELOITTE & TOUCHE LLP